                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 March 25, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  M-Wave, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       0-19944                 36-3809819
-----------------------------         ------------          -------------------
(State or other jurisdiction)         (Commission)            (IRS Employer
      of Incorporation)                File Number)         identification No.)



  216 Evergreen Street, Bensenville,Illinois                         60106
  ------------------------------------------                      ----------
   (Address of principal executive offices)                       (Zip Code)




                                 (630) 860-9542
                         -------------------------------
                         (Registrant's telephone number)




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Item 2.   Disposition of Assets

M~Wave, Inc., a manufacturer of microwave printed circuit boards used in wireless communications, announced that PC Dynamics Corporation, a wholly owned subsidiary of the Company, sold substantially all of its machinery and equipment, inventory and accounts receivable and assigned substantially all of its outstanding contracts and orders to Performance Interconnect Corp., a Texas Corporation ("PIC"). The purchase price paid by PIC consisted of:

         (i)      $893,319 in cash;

         (ii) a promissory note in the principal amount of $773,479, which is payable in nine (9) equal monthly installments commencing on July 1, 1999; and

         (iii) a promissory note in the principal amount of $293,025, which is payable in monthly installments of $50,000 commencing on May 1,1999 until paid.

PC Dynamics and PIC also entered into a royalty agreement which provides for PIC to pay PC Dynamics a royalty equal to 8.5% of the net invoice value of certain microwave frequency components and circuit boards sold by PIC for eighteen months following the closing. PIC shall not be required to pay PC Dynamics in excess of $500,000 in aggregate royalty payments.

In addition, PC Dynamics has leased its facility in Texas to PIC for $17,000 per month for three years. PIC has the right under the lease to purchase the facility from PC Dynamics for $2,000,000 at anytime during the term of the lease. If PIC exercises its right to purchase the facility, the remaining balance due on the royalty agreement is payable in monthly installments of $25,000 until a minimum of $500,000 is paid.

Item 7.  Financial Statements and Exhibits

(b) Pro Forma Financial Information






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                                  M~WAVE, Inc.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1998

                                                                                           EFFECT OF PC                 PRO FORMA
                                                                             COMPANY         DYNAMICS                TO REFLECT THE
                                                                            HISTORICAL   CORPORATION SALE     NOTE     TRANSACTION
                                                                           -----------   ----------------     ----   --------------
                              ASSETS
CURRENT ASSETS:
    Cash and cash equivalents...........................................   $ 3,712,537         $893,319       1 (a)    $ 4,605,856
    Accounts receivable, net of allowance for doubtful accounts,
     1997- $10,233: 1998 $10,000........................................     1,772,637         (616,946)      1 (a)    $ 1,155,691
    Inventories.........................................................     1,583,421         (773,479)      1 (b)    $   809,942
    Deferred income taxes...............................................       395,987                                     461,355
    Prepaid expenses and other..........................................        99,656          (16,651)      1 (a)    $    83,005
                                                                           -----------                               --------------
        Total current assets............................................     7,564,238                                   7,115,849
PROPERTY, PLANT AND EQUIPMENT:
    Land, buildings and improvements....................................     2,360,152                                   2,360,152
    Machinery and equipment.............................................     7,355,774                                   7,355,774
                                                                           -----------                               --------------
        Total property, plant and equipment.............................     9,715,926                                   9,715,926
    Less accumulated depreciation.......................................    (4,750,872)                                 (4,750,872)
                                                                           -----------                               --------------
        Property, plant and equipment-net...............................     4,965,054                                   4,965,054
ASSETS TO BE DISPOSED OF, NET...........................................     3,233,405         (733,405)      1 (b)    $ 2,500,000
NOTES RECEIVABLE........................................................             0          773,479       1 (b)       $773,479
NOTES RECEIVABLE........................................................             0          293,025       1 (c)       $293,025
OTHER ASSETS............................................................         5,677                                       5,677
                                                                           -----------        ----------             --------------
TOTAL...................................................................   $15,768,374        ($180,658)               $15,653,084
                                                                           ===========        ==========             ==============
       LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable....................................................   $ 1,306,348          $11,197      1 (a)(c)  $ 1,317,545
    Accrued expenses....................................................       607,628          (92,005)      1 (a)    $   515,623
    Current portion of long-term debt...................................       307,605                                     307,605
                                                                           -----------                               --------------
        Total current liabilities.......................................     2,221,581                                   2,140,773

DEFERRED INCOME TAXES...................................................       388,808                                     454,176
LONG-TERM DEBT..........................................................     1,990,337                                   1,990,337
DUE  TO (FROM) AFFILIATES...............................................
STOCKHOLDERS' EQUITY:
    Preferred stock, $.01 par value; authorized, 1,000,000
      shares; no shares issued..........................................
    Common stock, $.01 par value; authorized, 10,000,000 shares
      3,069,806 shares issued and 3,049,806 shares outstanding
      at December 31, 1997, 3,069,806 shares issued and 2,267,842
      shares outstanding at December 31, 1998...........................        30,698                                      30,698
    Additional paid-in capital..........................................     8,348,832                                   8,348,832
    Retained earnings ..................................................     4,464,226          (99,850)      1 (d)    $ 4,364,376
    Treasury stock:  801,964 shares, at cost............................    (1,676,108)                                 (1,676,108)
                                                                           -----------                               --------------
        Total stockholders' equity .....................................    11,167,648                                  11,067,798
                                                                           -----------        ----------             --------------
TOTAL...................................................................   $15,768,374        ($180,658)               $15,653,084
                                                                           ===========        ==========             ==============

                See notes to consolidated financial statements.




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                                  M~WAVE, Inc.
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     Twelve months ended December 31, 1998


                                                                                EFFECT OF PC                    PRO FORMA
                                                       COMPANY                    DYNAMICS                    TO REFLECT THE
                                                      HISTORICAL              CORPORATION SALE     NOTE         TRANSACTION
                                                      -----------             ----------------     ----       --------------
Net sales..........................................   $13,120,054                ($4,485,684)                    $8,634,370
Cost of goods sold.................................    10,686,614                 (3,545,916)                     7,140,698
                                                      -----------             ----------------                --------------
  Gross profit.....................................     2,433,440                   (939,768)                     1,493,672

Operating expenses:
  General and administrative.......................     1,635,001                   (532,190)      2 (a)          1,102,811
  Selling and marketing............................       615,665                   (129,212)                       486,453
                                                      -----------             ----------------                --------------
    Total operating expenses.......................     2,250,666                   (661,402)                     1,589,264
                                                      -----------             ----------------                --------------
  Operating loss ..................................       182,774                   (278,366)                       (95,592)

Other income (expense):
  Interest income..................................       171,597                     52,471       2 (b)            224,068
  Interest expense.................................      (219,254)                         0                       (219,254)
  Gain (loss) on disposal of assets................        38,806                   (155,685)      1 (a)           (116,879)
                                                      -----------             ----------------                --------------
    Total other  (expense)                                 (8,851)                  (103,214)                      (112,065)
                                                      -----------             ----------------                --------------
    Profit before income taxes.....................       173,923                   (381,580)                      (207,657)

Income taxes.......................................       155,420                   (232,764)                      (126,671)
                                                      -----------             ----------------                --------------
Net Income.........................................   $    18,503                  ($148,816)                      ($80,986)
                                                      ===========             ================                ==============
Net Income per share                                        $0.01                     ($0.05)                        ($0.03)


Weighted average shares                                 3,019,813                  3,019,813                      3,019,813



                See notes to consolidated financial statements.


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                                  M~WAVE, INC.
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


A.   BASIS OF PRESENTATION:

On March 25, 1999 the Company sold substantially all of the machinery and equipment, inventory and accounts receivable of PC Dynamics Corporation, a wholly owned subsidiary of the Company.

The accompanying pro forma balance sheet has been prepared by applying certain pro form adjustments to historical financial information, assuming the disposition occurred December 31, 1998.

The pro forma consolidated statement of operations for the year ended December 31, 1998 has been prepared based upon certain pro forma adjustments to historical financial information, assuming the disposition occurred on January 1, 1998.

The pro forma data is not necessarily indicative of the operating results or financial position that would have occurred had the transaction described above been consummated at the dates indicated, nor necessarily indicative of future results or financial position.

Basic income per share of common stock is calculated by dividing net income by the weighted average number of common shares outstanding during the year.

B.   PC DYNAMICS CORPORATION EFFECT OF SALE

     (1) Reflects the Company's financial position as of December 31, 1998 in the balance sheet in addition to the following adjustments:

          (a) The sale of machinery and equipment and net working capital for cash of $893,319.

          (b) A promissory note in the principal amount of $773,479 in exchange for the inventory.

          (c) A promissory note in the principal amount of $293,025 in exchange for the Accounts Payable.

          (d) Adjustments of certain assets and liabilities for a net loss of $99,850.



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     (2)  Reflects the elimination of PC Dynamics Corporation's results of operations for the period ended December 31, 1998 and the following adjustments:

          (a)  Includes $100,000 of estimated severance costs

          (b)  Interest income on the new promissory notes

          (c) Royalty income which is equal to 8.5% of the net invoice value of certain microwave frequency components and circuit boards sold by the purchaser in the next eighteen months, with a maximum amount of $500,000 which is reflected as recovery of land and building costs until sold.

          (c) Lease payments of $17,000 per month. Proceeds of the lease are treated as recovery of the carrying value of the land and building.













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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               M~Wave, Inc.



Dated:  April 13, 1999                         /s/ Paul H. Schmitt
                                               ---------------------------------
                                               Paul H. Schmitt

                                               Treasurer and Secretary
                                               (Principal Accounting and
                                               Financial Officer)











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